Exhibit 99.1

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WARNER CHILCOTT ANNOUNCES SETTLEMENT OF REMAINING CLASS ACTION SUIT BROUGHT BY DIRECT PURCHASERS

ST. DAVID’S, Bermuda, November 8, 2007 — Warner Chilcott Limited (Nasdaq: WCRX) announced today that it has reached a tentative settlement to conclude the one remaining antitrust lawsuit involving one of the Company’s combined hormonal contraceptives, Ovcon 35. Under the proposed settlement, all claims will be dismissed and the class action litigation, which was brought by direct purchaser plaintiffs, will be terminated in exchange for a cash payment of $9.0 million. The settlement remains subject to the negotiation of definitive documentation and the necessary approvals of the parties and the court.

About Warner Chilcott

Warner Chilcott is a specialty pharmaceutical company focused on developing, manufacturing, marketing and selling branded prescription pharmaceutical products in women’s healthcare and dermatology in the United States. WCRX-G

Read more on http://www.warnerchilcott.com.

Company Contact:	Rochelle Fuhrmann

Investor Relations

973-442-3281

rfuhrmann@wcrx.com

Warner Chilcott’s Forward Looking Statements:

This press release contains forward-looking statements, including statements concerning our product development efforts. These statements constitute forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate; our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facility; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; an increase in litigation, including product liability claims and patent litigation; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to successfully complete the implementation of a company-wide enterprise resource planning system without disrupting our business; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing and marketing new products, obtain regulatory approval and customer acceptance of those products, and continued customer acceptance of our existing products; and other risks detailed from time-to-time in our periodic reports filed with the Securities and Exchange Commission, our financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.